                                        UAM Funds
                                        Funds for the Informed Investor(SM)

    NWQ Special Equity Portfolio
    Annual Report                                             October 31, 2000




                                                                   [LOGO OF UAM]

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    5

Statement of Assets and Liabilities .......................................    8

Statement of Operations ...................................................    9

Statement of Changes in Net Assets ........................................   10

Financial Highlights ......................................................   11

Notes to Financial Statements .............................................   13

Report of Independent Accountants .........................................   18
--------------------------------------------------------------------------------

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2000

Dear Shareholders:

The NWQ Special Equity portfolio closed the twelve-month period ending October 31st with the Institutional and Service Classes appreciating 13.80% and 13.33%, respectively. Results compared favorably versus the S&P 500 Index return of 6.09%. Calendar year-to-date, the Special Equity portfolio returned 5.56% for the Institutional Class and 5.18% for the Service Class versus -1.81% for the S&P 500.

This past fiscal year proved to be an extremely volatile period for investors. The once high-flying technology, Internet, and biotechnology stocks -- sectors responsible for the market's spectacular returns the past couple of years -- began to sharply decline in the spring due to signs of a slowing economy and exceedingly rich valuations associated with these stocks. Meanwhile, the performance of many value-oriented and small-to-medium companies has rebounded sharply following several quarters of underperformance. Increasing signs that the Federal Reserve is near the end of its current tightening bias, as well as the attractive valuations of many of the companies in these sectors, appears to be the catalysts driving this rotation.

The favorable performance of the Special Equity Portfolio reflects the broadening of the stock market and the resurgence of value stocks. Portfolio returns were also bolstered by several opportunistic investments made during the year in which the fundamental or intrinsic value of the business did not warrant the cheapness of the stock price. Many excellent companies went unappreciated last year as investors focused on highly visible technology companies, creating tremendous values for patient investors. Examples of recent opportunistic purchases include Carnival Cruise Lines, RJ Reynolds Tobacco Holdings, and Sara Lee. Other contributors to the portfolio's return include the energy, hospital, and non-bank financial holdings. Growing unit volumes, upward pricing momentum, and a favorable regulatory environment are the catalysts driving hospital stocks higher, while energy stocks outperformed due to stronger worldwide demand for oil amidst supply constraints and strong earnings. Non-bank financials rallied on an improving inflation outlook, extremely attractive valuations, improving profitability, and a flurry of consolidation activity. Some of our favorite holdings in the sector include Countrywide Credit Industries, Heller Financial, Hartford Financial Services Group, and Indymac Bancorp. Lastly, long-term tobacco holdings Loews Corp. and Philip Morris Companies advanced considerably the past year due to favorable developments regarding tobacco liability, and Quantum Corp. -- Hard Disk Drive Group appreciated nearly 87 percent following an unsolicited takeover bid by Maxtor Corporation.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Portfolio performance during the period was adversely impacted by holdings in several telecommunications stocks. Earlier this year, we reduced the portfolio's exposure to this group by roughly one-third, at substantially higher prices. However, industry profitability concerns developed soon thereafter, leading to the rapid decline in stock prices. While we are unhappy with the performance of these stocks this year, we remain confident that these companies will strongly contribute and drive future results. Portfolio telecommunication holdings include ALLTEL, AT&T, CoreComm, NTL, and Telephone & Data Systems. Also negatively affecting performance was the decline in several cyclical industrial holdings that faltered due to profitability concerns from the impact of a slowing economy and high energy prices.

Going forward, the outlook for the stock market depends to a great extent upon the outlook for corporate profits. After years of strongly rising profits, investors are suddenly faced with the prospect of reassessing their earnings expectations due to the impact of decelerating profits, a weak euro, higher energy prices, and a slowing economy. While we do not foresee a profit collapse, the question for investors becomes one of expectations versus reality. We believe the unwinding of the growth at any price phenomenon will help to present many more investment opportunities.

Sincerely,

/s/ Jon Bosse

Jon D. Bosse, CFA
Managing Director
NWQ Investment Management Company, Inc.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                           Ten Largest Equity Holdings
                       (as a percentage of the Portfolio)

1. Praxair (3.3%)                             6. Heller Financial (2.9%)
2. E.W. Scripps, Cl A (The) (3.1%)            7. Indymac Bancorp (2.9%)
3. Philip Morris Companies (3.0%)             8. Torchmark (2.7%)
4. Hartford Financial Services Group (2.9%)   9. MGIC Investment (2.7%)
5. Telephone & Data Systems (2.9%)           10. Countrywide Credit Industries (2.6%)

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

       ----------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 2000
       ----------------------------------------------------------------
       Institutional Class Shares    Institutional Service Class Shares
       ----------------------------------------------------------------
             1          Since              1                  Since
            Year       11/4/97*           Year               11/7/97*
       ----------------------------------------------------------------
           13.80%       10.77%           13.33%               10.70%
       ----------------------------------------------------------------

                                    [GRAPH]

                   NWQ Special Equity Fund,      S & P 500
                     Institutional Class      Composite Index
                   -----------------------    ---------------
11/4/97                    $10,000                $10,000
Oct. 98                    $10,000                $12,200
Oct. 99                    $11,933                $15,382
Oct. 00                    $13,580                $16,265


 *  Beginning of operations.  Index comparisons begin on 10/31/97.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative index on page 3.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 100.5%

                                                          Shares      Value
                                                         -------   ----------
CONSUMER DISCRETIONARY -- 15.4%
   Alberto Culver, Cl A ..........................        14,000   $  388,500
   AT&T Liberty Media Group, Cl A* ...............        41,076      739,368
   Carnival Cruise Lines .........................        18,200      451,588
   Dillard's, Cl A ...............................        53,800      564,900
   E.W. Scripps, Cl A (The) ......................        19,500    1,139,531
   Ford Motor ....................................        31,467      822,075
   Fortune Brands ................................        21,000      618,188
   Hasbro ........................................        52,500      564,375
                                                                   ----------
                                                                    5,288,525
                                                                   ----------
CONSUMER STAPLES -- 8.7%
   Loews .........................................         8,000      727,500
   Philip Morris Companies .......................        29,800    1,091,425
   RJ Reynolds Tobacco Holdings ..................        15,000      536,250
   Sara Lee ......................................        29,100      627,469
                                                                   ----------
                                                                    2,982,644
                                                                   ----------
ENERGY -- 8.5%
   Conoco, Cl B ..................................        26,800      728,625
   Noble Affiliates ..............................        18,000      660,375
   Ocean Energy* .................................        18,319      254,176
   Tosco .........................................        21,100      603,987
   USX-Marathon Group ............................        25,000      679,687
                                                                   ----------
                                                                    2,926,850
                                                                   ----------
FINANCIAL SERVICES -- 27.2%
   American General ..............................         9,000      724,500
   Bank of America ...............................        17,167      825,089
   Chase Manhattan Bank ..........................        13,950      634,725
   Countrywide Credit Industries .................        25,700      962,144
   First Union ...................................        20,500      621,406
   Hartford Financial Services Group .............        14,300    1,064,456
   Heller Financial ..............................        35,800    1,047,150
   Indymac Bancorp ...............................        50,000    1,043,750



The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                         Shares      Value
                                                        -------   ----------
FINANCIAL SERVICES -- continued
   MGIC Investment ...............................       14,400   $  981,000
   Torchmark .....................................       30,000      999,375
   Waddell & Reed Financial, Cl A ................       13,481      429,707
                                                                  ----------
                                                                   9,333,302
                                                                  ----------
HEALTH -- 6.7%
   Aetna .........................................       11,400      659,062
   HCA Healthcare ................................        9,400      375,412
   Pharmacia .....................................        8,853      486,915
   Tenet Healthcare* .............................       19,300      758,731
                                                                  ----------
                                                                   2,280,120
                                                                  ----------
MATERIALS & PROCESSING -- 7.5%
   Packaging Corp. of America* ...................       42,000      616,875
   Praxair .......................................       32,000    1,192,000
   Rohm & Haas ...................................       25,900      778,619
                                                                  ----------
                                                                   2,587,494
                                                                  ----------
PRODUCER DURABLES -- 5.2%
   Cnh Global N.V ................................       48,600      470,813
   Ingersoll-Rand ................................       12,000      453,000
   Parker-Hannifin ...............................       10,700      442,713
   York International ............................       15,000      407,813
                                                                  ----------
                                                                   1,774,339
                                                                  ----------
TECHNOLOGY -- 9.6%
   Agilent Technologies* .........................       17,000      787,313
   Apw Limited ...................................       14,900      688,194
   Quantum-Dlt & Storage Systems* ................       36,000      540,000
   Quantum-Hard Disk Drive Group* ................       40,000      457,500
   Snap-On .......................................       18,000      460,125
   Teradyne* .....................................       11,200      350,000
                                                                  ----------
                                                                   3,283,132
                                                                  ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                           Shares      Value
                                                          -------   ----------
TELECOMMUNICATIONS -- 9.5%
   ALLTEL ..........................................       12,000  $   773,250
   AT&T ............................................       13,431      311,431
   CoreComm* .......................................       59,200      340,400
   NTL* ............................................       17,425      765,611
   Telephone & Data Systems ........................       10,000    1,055,000
                                                                   -----------
                                                                     3,245,692
                                                                   -----------
TRANSPORTATION -- 2.2%
   Delta Air Lines .................................        9,800      463,050
   Lear* ...........................................       10,500      286,125
                                                                   -----------
                                                                       749,175
                                                                   -----------
   TOTAL COMMON STOCKS
      (Cost $30,532,159) ...........................                34,451,273
                                                                   -----------

SHORT-TERM INVESTMENT -- 6.2%

                                                          Face
                                                         Amount
                                                       ----------
REPURCHASE AGREEMENT -- 6.2%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at $2,127,375,
      collateralized by $1,593,174 of various
      U.S. Treasury Obligations valued at
      $2,127,042 (Cost $2,127,000) .................   $2,127,000    2,127,000
                                                                   -----------
   TOTAL INVESTMENTS -- 106.7%
      (Cost $32,659,159) (a) .......................                36,578,273
                                                                   -----------
   OTHER ASSETS AND LIABILITIES, NET -- (6.7%) .....                (2,295,575)
                                                                   -----------
   TOTAL NET ASSETS -- 100.0% ......................               $34,282,698
                                                                   ===========

  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $32,659,159. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $3,919,114. This consisted of aggregate gross unrealized appreciation for all securities of $6,194,157, and gross unrealized depreciation for all securities of $2,275,043.



The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ...........................................     $32,659,159
                                                                     ===========
Investments, at Value - Note A .................................     $36,578,273
Receivable for Investments Sold ................................         842,972
Dividends and Interest Receivable ..............................          31,499
Receivable from Investment Adviser - Note B ....................          12,576
Receivable for Portfolio Shares Sold ...........................             382
Other Assets ...................................................           6,925
                                                                     -----------
   Total Assets ................................................      37,472,627
                                                                     -----------
Liabilities
Payable for Portfolio Shares Redeemed ..........................       3,141,725
Payable for Administrative Fees - Note C .......................          12,348
Payable to Custodian Bank - Note D .............................           7,713
Payable for Custodian Fees - Note D ............................           2,250
Payable for Distribution and Service Fees - Note E .............           1,530
Payable for Directors' Fees - Note F ...........................             950
Other Liabilities ..............................................          23,413
                                                                     -----------
   Total Liabilities ...........................................       3,189,929
                                                                     -----------
Net Assets .....................................................     $34,282,698
                                                                     ===========
Net Assets Consist of:
Paid in Capital ................................................      28,094,548
Undistributed Net Investment Income ............................           4,335
Accumulated Net Realized Gain ..................................       2,264,701
Unrealized Appreciation ........................................       3,919,114
                                                                     -----------
Net Assets .....................................................     $34,282,698
                                                                     ===========
Institutional Class Shares
Net Assets .....................................................     $29,547,378
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000) .....................................       2,225,657
Net Asset Value, Offering and Redemption Price Per Share........          $13.28
                                                                          ======
Institutional Service Class Shares
Net Assets .....................................................     $ 4,735,320
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 10,000,000) .....................................         358,740
Net Asset Value, Offering and Redemption Price Per Share........          $13.20
                                                                          ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    NWQ SPECIAL EQUITY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ............................................   $  441,303
Interest .............................................       66,430
Less: Foreign Taxes Withheld .........................       (4,551)
                                                         ----------
   Total Income ......................................      503,182
                                                         ----------
Expenses
Investment Advisory Fees -- Note B ...................      246,611
Administrative Fees -- Note C ........................      130,854
Printing Fees ........................................       38,867
Registration and Filing Fees .........................       23,369
Distribution and Service Fees -- Note E ..............       22,097
Audit Fees ...........................................       15,660
Custodian Fees -- Note D .............................        4,819
Directors' Fees -- Note F ............................        4,485
Legal Fees ...........................................          778
Other Expenses .......................................       15,994
Investment Advisory Fees Waived -- Note B ............     (147,386)
                                                         ----------
   Net Expenses Before Expense Offset ................      356,148
                                                         ----------
Expense Offset -- Note A .............................         (464)
                                                         ----------
   Net Expenses After Expense Offset .................      355,684
                                                         ----------
Net Investment Income ................................      147,498
                                                         ----------
Net Realized Gain on Investments .....................    2,311,493
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ....................................    1,539,782
                                                         ----------
Net Gain on Investments ..............................    3,851,275
                                                         ----------
Net Increase in Net Assets Resulting from Operations..   $3,998,773
                                                         ==========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year Ended         Year Ended
                                                                        October 31,        October 31,
                                                                           2000               1999
                                                                       ------------        -----------
Increase in Net Assets
Operations:
   Net Investment Income ...........................................   $   147,498         $    33,546
   Net Realized Gain ...............................................     2,311,493             198,664
   Net Change in Unrealized Appreciation ...........................     1,539,782           3,470,623
                                                                       -----------         -----------
   Net Increase in Net Assets Resulting from
     Operations ....................................................     3,998,773           3,702,833
                                                                       -----------         -----------
Distributions:
Net Investment Income:
   Institutional Class .............................................      (149,544)            (39,254)
   Institutional Service Class .....................................        (8,936)                 --
Net Realized Gain:
   Institutional Class .............................................      (144,151)            (72,678)
   Institutional Service Class .....................................       (54,545)            (26,294)
                                                                       -----------         -----------
     Total Distributions ...........................................      (357,176)           (138,226)
                                                                       -----------         -----------
Capital Share Transactions (Note I):
Institutional Class:
   Issued ..........................................................    15,349,062           3,055,473
   In Lieu of Cash Distributions ...................................       293,695             111,770
   Redeemed ........................................................    (5,488,036)         (3,565,829)
                                                                       -----------         -----------
   Net Increase (Decrease) from Institutional Class Shares .........    10,154,721            (398,586)
                                                                       -----------         -----------
Institutional Service Class:
   Issued ..........................................................       654,009             716,554
   In Lieu of Cash Distributions ...................................        63,353              26,240
   Redeemed ........................................................    (2,851,361)           (456,306)
                                                                       -----------         -----------
   Net Increase (Decrease) from Institutional Service Class Shares..    (2,133,999)            286,488
                                                                       -----------         -----------
   Net Increase (Decrease) from Capital Share Transactions .........     8,020,722            (112,098)
                                                                       -----------         -----------
    Total Increase .................................................    11,662,319           3,452,509
                                                                       -----------         -----------
Net Assets:
   Beginning of Period .............................................    22,620,379          19,167,870
                                                                       -----------         -----------
   End of Period (including undistributed net investment income of
     $4,335 and $15,317, respectively) .............................   $34,282,698         $22,620,379
                                                                       ===========         ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                   Institutional Class Shares
                                             --------------------------------------
                                                Year          Year      November 4,
                                                Ended         Ended     1997*** to
                                             October 31,   October 31,  October 31,
                                                2000          1999         1998
                                             -----------   -----------  -----------
Net Asset Value,
   Beginning of Period .....................   $ 11.84       $ 10.01      $ 10.00
                                               -------       -------      -------
Income from Investment Operations
   Net Investment Income ...................      0.07          0.03         0.02
   Net Realized and Unrealized Gain (Loss)..      1.55          1.88        (0.01)@
                                               -------       -------      -------
   Total from Investment Operations ........      1.62          1.91         0.01
                                               -------       -------      -------
Distributions
   Net Investment Income ...................     (0.07)        (0.03)          --
   Net Realized Gain .......................     (0.11)        (0.05)          --
                                               -------       --------     -------
   Total Distributions .....................     (0.18)        (0.08)          --
                                               -------       --------     -------
Net Asset Value,
   End of Period ...........................   $ 13.28       $ 11.84      $ 10.01
                                               =======       =======      =======
Total Return+ ..............................     13.80%        19.33%        0.10%**
                                               =======       =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ......   $29,547       $16,406      $14,167
Ratio of Expenses to Average Net Assets ....      1.15%         1.22%        1.16%*
Ratio of Net Investment Income
   to Average Net Assets ...................      0.60%         0.26%        0.42%*
Portfolio Turnover Rate ....................        49%           26%          23%

   *  Annualized
  **  Not Annualized
 ***  Commencement of Operations
   + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
   @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                  Institutional Service Class Shares
                                               ---------------------------------------
                                                  Year          Year       November 7,
                                                  Ended         Ended      1997 *** to
                                               October 31,   October 31,   October 31,
                                                  2000          1999          1998
                                               -----------   -----------   -----------
Net Asset Value,
   Beginning of Period .....................      $11.77        $ 9.96        $ 9.90
                                                  ------        ------        ------
Income from Investment Operations
   Net Investment Income (Loss) ............        0.02         (0.02)        (0.01)
   Net Realized and Unrealized Gain (Loss)..        1.54          1.88          0.07@
                                                  ------        ------        ------
   Total from Investment Operations ........        1.56          1.86          0.06
                                                  ------        ------        ------
Distributions
   Net Investment Income ...................       (0.02)           --            --
   Net Realized Gain .......................       (0.11)        (0.05)           --
                                                  ------        ------        ------
   Total Distributions .....................       (0.13)        (0.05)           --
                                                  ------        ------        ------
Net Asset Value,
   End of Period ...........................      $13.20        $11.77        $ 9.96
                                                  ======        ======        ======
Total Return+ ..............................       13.33%        18.79%         0.61%**
                                                  ======        ======        ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ......      $4,735        $6,215        $5,001
Ratio of Expenses to Average Net Assets ....        1.55%         1.62%         1.56%*
Ratio of Net Investment Income (Loss)
   to Average Net Assets ...................        0.13%        (0.14)%       (0.16)%*
Portfolio Turnover Rate ....................          49%           26%           23%

   *  Annualized
  **  Not Annualized
 ***  Initial Offering of Institutional Service Class Shares.
   + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
   @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 2000, the UAM Funds were composed of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.85% of average daily net assets.

     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average net assets of the Portfolio's Institutional Class Shares and 1.65% of the average net assets of the Portfolio's Institutional Service Class Shares. Old Mutual Plc. gained control of United Asset Management on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $94,250, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 2000, the Administrator was paid $130,854, of which $48,654 was paid to SEI for their services, $30,352 to DST for their services, and $16,110 to UAMSSC for their services.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the portfolio to cover any advances made by the custodian to the Portfolio.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or any other compensation with respect to the Portfolio.

     The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of average net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Service Class Share's average net assets. The Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

     In addition, the Portfolio's Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of the Portfolio's Service Class Shares owned by clients of the Service Agents.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the year ended October 31, 2000, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were $22,483,360 and $13,457,746, respectively.

     There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum,

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2000, the Portfolio had no borrowings under the agreement.

     I. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                                                  Institutional
                                 Institutional Class Shares    Service Class Shares
                                 --------------------------  ------------------------
                                     Year          Year          Year        Year
                                     Ended         Ended         Ended       Ended
                                  October 31,   October 31,   October 31,  October 31,
                                     2000          1999          2000         1999
                                 ------------  -----------   -----------  -----------
Shares Issued ..................   1,240,636      262,370        54,347      63,377
In Lieu of Cash Distributions ..      24,013       10,788         5,304       2,611
Shares Redeemed ................    (424,204)    (303,710)     (228,718)    (40,115)
                                    --------     --------      --------     -------
Net Increase (Decrease) from
   Capital Share Transactions ..     840,445      (30,552)     (169,067)     25,873
                                     =======     ========      ========     =======

     J. Other:

     At October 31, 2000, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Portfolio was as follows:

                                             No. of            %
                                          Shareholders     Ownership
                                          ------------     ---------
Institutional Class ....................       2              91%
Institutional Service Class.............       2              97%

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Special Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 20, 2000

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2000 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 100.0%.

NWQ Special Equity Portfolio hereby designates approximately $198,696 as a long-term capital gain dividend for the purpose of the dividend paid deduction on their federal income tax returns.

                                      NOTES

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Directors

James F. Orr, III                              William H. Park
Director, President and Chairman               Vice President

John T. Bennett, Jr.                           Gary L. French
Director                                       Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Director                                       Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Director                                       Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Director                                       Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                        -------------------------------------
                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.
                                        -------------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the NWQ Special Equity Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr.......................... 19,010,168    --    451,579
  02) Nancy J. Dunn................................ 19,032,354    --    429,393
  03) William A. Humenuk........................... 19,032,469    --    429,278
  04) Philip D. English............................ 19,032,469    --    429,278
  05) James F. Orr, III............................ 19,030,371    --    431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                     2,341,388  7,893       --

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............  2,349,280    --        --
  b) Borrowing:....................................  2,349,280    --        --
  c) Issuing of Senior Securities:.................  2,349,280    --        --
  d) Underwriting:.................................  2,349,280    --        --
  e) Industry Concentration:.......................  2,349,280    --        --
  f) Investment in Real Estate:....................  2,349,280    --        --
  g) Commodities:..................................  2,349,280    --        --
  h) Lending:......................................  2,349,280    --        --
  i) Illiquid Securities:..........................  2,349,280    --        --
  j) Control or Management:........................  2,349,280    --        --
  k) Unseasoned Issuers:...........................  2,349,280    --        --
  l) Borrowing exceeding 5%:.......................  2,349,280    --        --
  m) Pledging:.....................................  2,349,280    --        --
  n) Margin Purchases and Short Sales:.............  2,349,280    --        --

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
  o) Directors' Ownership of Shares:............... 2,349,280    --      --
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 2,349,280    --      --
  q) Futures and Options:.......................... 2,349,280    --      --

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    2,435,311  2,361     --

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    2,437,672    --      --

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.


                                                                  [LOGO OF UAM]